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                                                                    Exhibit 23.1






We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2004, in the Registration Statement (Form S-1) and the related Prospectus of Eye Care Centers of America, Inc. dated May 6, 2004.



                                /s/ Ernst & Young LLP



San Antonio, Texas
May 3, 2004